UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 21, 2005

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-28195                 11-3535204
---------------------------    -----------------------    ----------------------
(State or other Jurisdiction   (Commission File Number)   (IRS Employer ID No.)
    of Incorporation)


                         444 Madison Avenue, 18th Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-2233

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Modification of a Material Definitive Agreement.

As of September 21, 2005, Carsunlimited.com, Inc. ("Cars" or the "Registrant") entered into a letter agreement ("Modification Letter") with Innopump, Inc. in which the parties agreed to amend the Agreement and Plan of Merger dated as of June 10, 2005 by and among the Registrant, Pump Acquisition Corp., a wholly-owned subsidiary of the Registrant ("PAC"), Innopump, Inc., and certain Innopump stockholders (the "Merger Agreement") and that certain agreement dated August 15, 2005 by the same parties (as amended by that September 15, 2005 letter, the "August Agreement"). The parties agreed that certain actions of the Registrant had satisfied the obligation set forth in the August Agreement to deliver to Innopump $425,000 as a secured loan. In addition, the date by which the Registrant was required to have no less than $4.0 million in cash or cash equivalents and no more than $80,000 in liabilities was extended beyond September 15, 2005 ("Liquidity Condition"). The continuing effectiveness of such extension is subject to the execution, within a reasonable period of time as determined in the sole discretion of Innopump, of a letter of intent (or equivalent instrument) ("Financing LOI") in connection with a financing of Registrant's equity securities ("Financing") by and between Registrant and a third party investor on terms acceptable to Innopump. Further, the continuing effectiveness is subject to the ongoing satisfaction by the parties of the terms of the Financing LOI, including without limitation, the preparation of definitive agreements, and providing of bridge financing. The parties agree to modify the closing conditions of the Merger Agreement accordingly to reflect the Form 8-K rules and the structure of the Financing LOI.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

            10.1 Letter Agreement dated as of September 21, 2005 by and between the Registrant, Innopump, Inc. and Ocean Drive Opportunities Fund, LLC.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 23, 2005

                                         CARSUNLIMITED.COM, INC.

                                         By: /s/ Daniel Myers
                                             -----------------------------------
                                             Daniel Myers
                                             Chief Executive Officer, President
                                             and Secretary